Rebuild America ETF
BUIL
Listed on Cboe BZX Exchange, Inc. (the “Exchange”)
Summary Prospectus
September 14, 2026
www.river1.us

Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated September 14, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI, reports to shareholders and other information about the Fund online at www.river1.us. You can also get this information at no cost by calling the Fund toll-free at 1-800-617-0004 or by sending an email request to ETF@usbank.com.
Investment Objective
Rebuild America ETF (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.65%
(1) Based on estimated amounts for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5%

return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$66	$208
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected above in annual fund operating expenses or in the expense example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is actively managed and seeks capital appreciation by investing in the public equities of companies that River1 Asset Management LLC (“River1” or the “Sub-Advisor”) believes are positioned to benefit from the physical rebuilding of America’s infrastructure. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in companies that are participating in the rebuilding of America’s infrastructure (“Infrastructure Companies”). Infrastructure Companies are foreign and domestic issuers that, at the time of investment, in the opinion of the Advisor or River1, derive at least 50% of their revenues from, or have at least 50% of their assets dedicated to, infrastructure development directly benefiting the United States of America. This includes, but is not limited to, companies involved in the management, ownership, operation, construction, development, servicing or financing of assets used in connection with: the generation, production, transmission, transportation, storage, sale or distribution of electric energy, natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources including nuclear and renewables; the distribution, purification and treatment of water and waste management and remediation; provision of communications services, including cable television, internet, wireless voice, data services, video services, satellite, microwave, radio, telephone data centers, cellular networks, fiber optics and cabling and other communications media; or the provision of transportation services, including toll roads, airports, railroads or marine ports; social infrastructure involved in essential services such as healthcare, education and civic systems, facilities and services; and companies involved in the construction, engineering and production of materials. In determining whether a company meets these conditions, Sound Capital Solutions (the “Advisor”) or River1 may rely on such information and sources as the Advisor or Sub-Advisor deems reasonable and appropriate, such as information in regulatory filings (e.g., financial statements, annual reports, investor presentations), analyst reports, industry-specific trade publications, government publications, publicly available websites and outputs generated by large language models or other generative artificial intelligence (“AI”) tools that synthesize or analyze information from such sources.
The Fund’s investable universe is comprised of all U.S. listed equity securities including common stock and American Depositary Receipts (“ADRs”). ADRs are U.S. listed equities that represent interests in securities issued by a foreign company. The Fund typically invests in a portfolio of approximately 15-25 companies, although the precise number of holdings will vary over time. The starting universe for potential holdings includes U.S.-listed equities of any market capitalization. The portfolio managers expect that, under normal market conditions, the Fund’s holdings will be primarily comprised of large-capitalization and mid-capitalization issuers.
Through bottom-up analysis, River1 will select and size holdings using a proprietary three-factor methodology. First, constituents are screened against fundamental quality and valuation criteria including free cash flow multiples, earnings and revenue growth rates, and margin durability, serving as a quality threshold to exclude low-quality names benefiting only incidentally from thematic tailwinds. Second, the remaining constituents are evaluated based on demand acceleration, specifically the degree to which each company directly benefits from infrastructure spending, the proximity of that benefit to the primary spending source, and the durability of the resulting revenue. Third, constituents are assessed using a proprietary risk/reward rotation framework that evaluates shifts in pricing power, supply response, and institutional holder positioning across the value chain, allowing the Fund to rotate exposure as bottlenecks ease in one segment and intensify in another.

River1 will determine whether to adjust the position size of an existing holding or to add or delete portfolio holdings as appropriate. Under certain market conditions, adjustments, additions, or deletions may occur intraday as the Fund is actively managed.
The Fund is considered to be non-diversified under applicable federal securities laws. This means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. The Fund expects to have significant investments in issuers operating in the industrials, materials, energy, utilities, health care, information technology and communication services sectors. The Fund will invest more than 25% of its total assets in the infrastructure group of industries. More information about the infrastructure group of industries is provided in the SAI.
Principal Risks
As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.
◦Non-Diversification Risk. A non-diversified fund under the federal securities laws may hold a significant percentage of its assets in the securities of relatively fewer companies or even one company; therefore, events affecting those companies have a greater impact on the Fund than on a diversified fund.
◦Equity Securities Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.
◦ Concentration Risk. Because the Fund concentrates its investments in the infrastructure group of industries, the Fund’s performance will be more susceptible to economic, business, regulatory, political and other developments affecting the infrastructure group of industries. As a result the Fund may have greater volatility and may underperform the broader market.
◦ Infrastructure Companies Risk . The Fund primarily invests in securities related to U.S. infrastructure development, which includes issuers from the industrials, materials, energy, utilities, health care, information technology and communication services sectors. The Fund's performance will therefore be closely tied to the conditions and performance of issuers focused in infrastructure build out, and the Fund may be subject to greater price volatility and risk of loss than a fund with a broader investment mandate. Adverse developments affecting any aspect of infrastructure development, such as changes in government spending priorities, regulatory actions, supply chain disruptions, or commodity price fluctuations, may have a significant impact on the Fund’s performance.
◦ Portfolio Turnover Risk. The Fund's estimated annual portfolio turnover rate of 100% may result in higher transaction costs, which may negatively impact the Fund's performance. In addition, high portfolio turnover may generate short-term capital gains taxable to shareholders as ordinary income, which may reduce the Fund's after-tax performance.
◦Market Risk. Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rates, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors (for example, a global pandemic, government deficits and debt, military conflicts, inflation, tariffs, sanctions, and recessions). These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
◦Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Advisor’s success or failure to implement investment strategies for the Fund. Investment decisions made by the Sub-Advisor in implementing these investment strategies may not produce the returns expected by the

Sub-Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. The Sub-Advisor may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Sub-Advisor.
◦Market Capitalization Risk. The Fund may hold securities of any market capitalization and may be subject to large-capitalization investing risk, mid-capitalization investing risk and/or small-capitalization investing risk.
▪Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore subject to slower growth during times of economic expansion.
▪Mid-Capitalization Investing. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.
▪Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies.
◦New Fund Risk. The Fund is recently organized with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
◦ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:
▪Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, Fund shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.
▪Costs of Buying or Selling Fund Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
▪Shares May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Fund shares will approximate the Fund’s NAV, there may be times when the market price of Fund shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Fund shares or during periods of market volatility. If an investor buys Fund shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells Fund shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant.
▪Trading. Although shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market will be maintained for Fund shares or that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund shares and could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. These conditions could cause the Fund’s shares to trade at a material discount to NAV and the bid-ask spread to widen.
◦Model and Data Risk. The Sub-Advisor relies on its proprietary model in making investment decisions for the Fund. When the model and/or the data the model relies upon prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential loss.

◦Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.
◦Foreign Securities Risk. Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
◦Tax Risk. In order to qualify for the favorable tax treatment generally available to a regulated investment company (“RIC”), the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In particular, the Fund must generally diversify its holdings so that, in part, at the end of each quarter of each taxable year, at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other RICs, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund’s efforts to satisfy the diversification requirement may affect the Fund’s execution of its investment strategy. If the Fund were to fail to meet the tests and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.
Performance Information
The Fund is new and, therefore, does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available on the Fund’s website at www.river1.us.
Management of the Fund
Investment Advisor
Sound Capital Solutions LLC (“Sound Capital”) serves as the investment advisor to the Fund.
Investment Sub-Advisor
River1 Asset Management LLC (“River1”) serves as the sub-advisor to the Fund.
Portfolio Managers
Rob Haugen, Co-Portfolio Manager of River1, has managed the Fund since the Fund’s inception in September 2026.
Tony Tagliapietra, Co-Portfolio Manager of River1, has managed the Fund since the Fund’s inception in September 2026.

Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers or dealers at market price, rather than NAV. Because shares trade at market price rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Fund shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.river1.us.
Tax Information
The distributions made by the Fund are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination), unless you invest through an individual retirement account (“IRA”) or other tax-advantaged account. Subsequent withdrawals from such a tax-advantaged account, however, may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Advisor or its affiliates may pay the intermediary for certain activities related to the Fund, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of shares of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.